[LORD ABBETT LOGO]

PROSPECTUS
CLASS Y SHARES


LORD ABBETT                                                          DECEMBER 1,
  DEVELOPING GROWTH FUND                                                2003
                                                                    (AS REVISED)


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                TABLE OF CONTENTS

                                                                          PAGE
                               THE FUND

            WHAT YOU SHOULD KNOW    GOAL                                    2
                  ABOUT THE FUND    PRINCIPAL STRATEGY                      2
                                    MAIN RISKS                              2
                                    PERFORMANCE                             3
                                    FEES AND EXPENSES                       4
                                    ADDITIONAL INVESTMENT INFORMATION       5
                                    MANAGEMENT                              6

                             YOUR INVESTMENT

        INFORMATION FOR MANAGING    PURCHASES                               7
               YOUR FUND ACCOUNT    REDEMPTIONS                             9
                                    DISTRIBUTIONS AND TAXES                 10
                                    SERVICES FOR FUND INVESTORS             10

                         FINANCIAL INFORMATION

                                    FINANCIAL HIGHLIGHTS                    11

HOW TO LEARN MORE ABOUT THE FUND    BACK COVER
     AND OTHER LORD ABBETT FUNDS

                                    THE FUND

GOAL

   The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL STRATEGY

   To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential. The Fund uses a BOTTOM-UP INVESTMENT RESEARCH approach, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Normally, the Fund invests at least 65% of its net assets in equity securities of small companies. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, and similar instruments. Common stocks, the most familiar type of equity security, represent an ownership interest in a company.

   The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. We define this as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

MAIN RISKS

   The Fund is subject to the general risks and considerations associated with equity investing. This means the value of your investment in the Fund will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Fund invests.

   The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. GROWTH STOCKS tend to be more volatile than other stocks. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

   Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks. Investing in small companies generally involves some degree of information risk. That means that key information about an issuer, security or market may be inaccurate or unavailable.

   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

[SIDENOTE]

WE OR THE FUND OR DEVELOPING GROWTH FUND refers to Lord Abbett Developing Growth Fund, Inc.

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

A BOTTOM-UP INVESTMENT RESEARCH approach is based on in-depth analysis of a company's financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services.


GROWTH STOCKS generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. They tend to be more volatile than slower-growing value stocks.

                                                          DEVELOPING GROWTH FUND
                                                         Symbol: Class Y - LADYX

PERFORMANCE

   The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

   The bar chart shows changes in the performance of the Fund's Class Y shares from calendar year to calendar year.

[CHART]

--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class Y Shares
--------------------------------------------------------------------------------

1998      8.6%
1999     38.9%
2000    -17.6%
2001     -6.6%
2002    -29.3%

BEST QUARTER 4th Q '98    +28.4%
WORST QUARTER 3rd Q '02   -23.7%
--------------------------------------------------------------------------------

   The total return of the Fund's Class Y shares for the nine-month period from January 1, 2003 to September 30, 2003 was 29.15%.

   The table below shows how the average annual total returns of the Fund's Class Y shares compare to those of a broad-based securities market index.

   The after-tax returns of Class Y shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 2002
--------------------------------------------------------------------------------

SHARE CLASS                                                1 YEAR    5 YEARS    LIFE OF FUND(1)
Class Y Shares
 Return Before Taxes                                       -29.25%    -3.84%       -3.51%
-----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                       -29.25%    -4.43%       -4.11%
-----------------------------------------------------------------------------------------------
 Return After Taxes on Distributions
  and Sale of Fund Shares                                  -17.96%    -3.19%       -2.94%
-----------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index(2)
 (reflects no deduction for fees, expenses, or taxes)      -30.26%    -6.59%       -6.59%(3)
-----------------------------------------------------------------------------------------------

(1)  The date Class Y shares were first offered to the public was 12/30/97.

(2) The performance of the unmanaged index is not necessarily representative of the Fund's performance.

(3) Represents total return for the period 12/31/97 - 12/31/02, to correspond with the Class Y shares period shown.

[SIDENOTE]

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

                                                          DEVELOPING GROWTH FUND

FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

                                             CLASS Y
SHAREHOLDER FEES (Fees paid directly from
  your investment)
----------------------------------------------------
Maximum Sales Charge on Purchases
  (as a % of offering price)                    none
----------------------------------------------------
Maximum Deferred Sales Charge                   none
----------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses
  deducted from Fund assets)
  (as a % of average net assets)
----------------------------------------------------
Management Fees (See "Management")              0.52%
----------------------------------------------------
Other Expenses(1)                               0.37%
----------------------------------------------------
Total Operating Expenses(1)                     0.89%
----------------------------------------------------

(1) These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS               1 YEAR       3 YEARS      5 YEARS      10 YEARS
Class Y Shares             $ 91         $ 284        $ 493       $  1,096
-------------------------------------------------------------------------

[SIDENOTE]

MANAGEMENT FEES are payable to Lord, Abbett & Co. LLC ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder services, professional services, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.

ADDITIONAL INVESTMENT INFORMATION

   This section describes some of the investment techniques that might be used by the Fund and some of the risks associated with those techniques. None of these techniques are principal investment strategies of the Fund.

   ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve effecting transactions in derivatives and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

   DEPOSITARY RECEIPTS. The Fund may invest in American Depositary Receipts ("ADRs") and similar depositary receipts. ADRs, typically issued by a financial institution (a "depositary"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks.

   TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by cash and obligations of the U.S. Government and its agencies and instrumentalities. These investments could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.

MANAGEMENT

The Fund's investment adviser is Lord, Abbett & Co. LLC, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $62 billion in more than 40 mutual funds and other advisory accounts as of September 30, 2003.

Lord Abbett is entitled to an annual management fee based on the Fund's average daily net assets. The fee is calculated daily and payable monthly. The management fee is calculated at the following annual rates:

          .75 of 1% on the first $100 million of average daily net assets,

          .50 of 1% on average daily net assets over $100 million.

Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended July 31, 2003 was at an annual rate of .52 of 1% of the Fund's average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund for a fee at the annual rate of .04 of 1% of the Fund's average daily net assets. The Fund pays all expenses not expressly assumed by Lord Abbett. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

INVESTMENT MANAGERS. Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. F. Thomas O'Halloran, Partner and Investment Manger, heads the team. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran is the holder of a Chartered Financial Analyst designation and has been in the investment business since 1987. The other senior members include John J. DiChiaro and Lesley-Jane Dixon. Mr. DiChiaro, Partner and Portfolio Manager, joined Lord Abbett in 2000. Prior to joining Lord Abbett, Mr. DiChiaro was Vice President-Securities Group with Wafra Investment Advisory Group. He has been in the investment business since 1979. Ms. Dixon, Partner and Senior Research Analyst, joined Lord Abbett in 1995, is a holder of a Chartered Financial Analyst designation, and has been in the investment business since 1986.

                                 YOUR INVESTMENT

PURCHASES

   Class Y shares. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. We will not consider an order to be in proper form until we have certain identifying information required under applicable law. For more information see below. No sales charges apply.

   NAV per share for each class of Fund shares is calculated, under normal circumstances, each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. Assuming they are in proper form, purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day's NAV; orders placed after the close of trading on the NYSE will receive the next day's NAV. In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities having remaining maturities of 60 days or less are valued at their amortized cost. Securities for which prices or market quotations are not available are valued under fair value procedures approved by the Board. Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

   We reserve the right to withdraw all or any part of the offering made by this Prospectus, waive or change minimum investment requirements, and reject any purchase order. In particular, we reserve the right to reject or restrict any purchase order or exchange request if the Fund or LORD ABBETT DISTRIBUTOR LLC determines that it is in the best interest of the Fund and its shareholders. The Fund is designed for long-term investors and is not designed to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market-timing trading practices may disrupt management of the Fund, raise its expenses, and harm long-term shareholders. We have longstanding procedures in place to monitor investors, FINANCIAL INTERMEDIARIES that place orders on behalf of their clients, and other agents, and to prevent or stop such trading based on the number of transactions, amounts involved, past transactional activity, and our knowledge of current market activity, among other factors.

   All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

   WHO MAY INVEST? Class Y shares are currently available in connection with:
   (1) purchases by or on behalf of Financial Intermediaries for clients that pay the Financial Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor LLC specifically for such

[SIDENOTE]

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

   purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; or (3) purchases by institutional investors, such as retirement plans ("Plans"), companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million, that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail security business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

   HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our principal underwriter. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219366, Kansas City, Missouri 64121). The minimum initial investment is $1 million, except for (1) certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, and (2) purchases by Plans meeting the eligibility requirements described in the preceding paragraph, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

   IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT REQUIRED BY THE USA PATRIOT ACT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions including the Fund to obtain, verify, and record information that identifies each person or entity that opens an account. What this means for you - when you open an account, we will require your name, address, date and place of organization or date of birth, Taxpayer Identification Number or Social Security Number, and we may ask for other information that will allow us to identify you. We also will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we will verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier's checks, money orders, bank drafts, traveler's checks, and third party or double-endorsed checks, among others.

   BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

   BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.

REDEMPTIONS

   Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

   BY BROKER. Call your investment professional for instructions on how to redeem your shares.

   BY TELEPHONE. To obtain the proceeds of a redemption of less than $50,000 from your account, you or your representative should call the Fund at 800-821-5129.

   BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

   Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

   If the signer has any legal capacity (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

   A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

   - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate or on behalf of a corporation),

   - a redemption check payable to anyone other than the shareholder(s) of record,

   - a redemption check to be mailed to an address other than the address of record,

   - a redemption check payable to a bank other than the bank we have on file, or

   - a redemption for $50,000 or more.

   BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire: $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.

   REDEMPTIONS IN KIND. The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

[SIDENOTE]

TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number, and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change. ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-  In the case of an estate -

   Robert A. Doe
   Executor of the Estate of
   John W. Doe

   [Date]

   [SEAL]

-  In the case of a corporation - ABC Corporation

   Mary B. Doe

   By Mary B. Doe, President

   [Date]

[SEAL]

DISTRIBUTIONS AND TAXES

   The Fund expects to pay you dividends from its net investment income annually and to distribute any net capital gains annually as "capital gains distributions." Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash.

   The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income, however, certain qualified dividends that the Fund receives may be subject to a reduced tax rate. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

   Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

   If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

   Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

SERVICES FOR FUND INVESTORS

   We offer the following shareholder services:

   TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

   ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

   HOUSEHOLDING. We have adopted a policy that allows us to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call us at 800-821-5129 or send a written request with your name, the name of your Fund or Funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219366, Kansas City, MO 64121.

   ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

[SIDENOTE]

EXCHANGE LIMITATIONS. As described under "Your Investment--Purchases," we reserve the right to reject or restrict any exchange request if the Fund or Lord Abbett Distributor determines it is in the best interest of the Fund and its shareholders. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice.

ELIGIBLE FUND. An Eligible Fund is any Lord Abbett-sponsored fund offering Class Y shares.

                                                          DEVELOPING GROWTH FUND

                              FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

   This table describes the Fund's Class Y performance for the fiscal periods indicated. "Total Return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audits of the Fund's financial statements. Financial statements and the Independent Auditors' Report thereon appear in the 2003 Annual Report to Shareholders, and are incorporated by reference in the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS Y SHARES
                                                  -------------------------------------------------------------------------------
                                                      YEAR ENDED 7/31         2/1/2001                 YEAR ENDED 1/31
                                                  -----------------------        TO          ------------------------------------
PER SHARE OPERATING PERFORMANCE                      2003         2002       7/31/2001*         2001         2000         1999
NET ASSET VALUE, BEGINNING OF PERIOD              $    11.30   $    14.94    $    17.28      $    19.70   $    16.30   $    14.27
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
  Net investment loss(a)                                (.07)        (.07)         (.04)           (.06)        (.05)        (.03)
---------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               2.49        (3.57)        (2.30)          (1.64)        4.14         2.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                        2.42        (3.64)        (2.34)          (1.70)        4.09         2.08
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM NET REALIZED GAIN                                  --           --            --            (.72)        (.69)        (.05)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $    13.72   $    11.30    $    14.94      $    17.28   $    19.70   $    16.30
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                        21.42%      (24.36)%      (13.54)%(c)      (9.13)%      25.88%       14.59%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
  Expenses, including expense reductions                 .92%         .85%          .41%(c)         .75%         .81%         .72%
---------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding expense reductions                 .92%         .85%          .41%(c)         .75%         .81%         .72%
---------------------------------------------------------------------------------------------------------------------------------
  Net investment loss                                   (.58)%       (.51)%        (.26)%(c)       (.31)%       (.26)%       (.22)%
=================================================================================================================================

                                                      YEAR ENDED 7/31         2/1/2001                 YEAR ENDED 1/31
                                                  -----------------------        TO          ------------------------------------
SUPPLEMENTAL DATA:                                   2003         2002       7/31/2001*         2001         2000         1999
NET ASSETS, END OF PERIOD (000)                   $  210,308   $  213,173    $  310,416      $  350,224   $  349,238   $   75,452
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                71.59%       47.37%        22.14%          37.86%       50.13%       30.89%
=================================================================================================================================

(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Not annualized.
*    The Fund changed its fiscal year-end from January 31 to July 31.

NOTES

                             ADDITIONAL INFORMATION

   More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT
   The Fund's Annual and Semi-Annual Reports contain more information about the Fund's investments. The Annual Report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENTS OF ADDITIONAL INFORMATION ("SAI")
   Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).

TO OBTAIN INFORMATION:

BY TELEPHONE.  For shareholder account inquiries call the Fund at:
800-821-5129. For literature requests call the Fund at: 888-522-2388.

BY MAIL. Write to the Funds at: The Lord Abbett Family of Funds 90 Hudson Street Jersey City, NJ 07302-3973

VIA THE INTERNET.
LORD, ABBETT & CO. LLC
www.LordAbbett.com

Text only versions of Fund documents can be viewed online or downloaded from the
SEC: www.sec.gov.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending your request electronically to publicinfo@sec.gov.


[LORD ABBETT(R) LOGO]

  Lord Abbett Mutual Fund shares are distributed by:       Lord Abbett Developing Growth Fund, Inc.         LADGF-Y-1
                LORD ABBETT DISTRIBUTOR LLC                                                                 (1/04)
90 Hudson Street - Jersey City, New Jersey 07302-3973

                                                           SEC FILE NUMBER: 811-2871